UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund:  BlackRock Debt Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Debt Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/07

Date of reporting period: 03/01/06 - 02/28/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Debt Strategies                                              BLACKROCK
Fund, Inc.

ANNUAL REPORT | FEBRUARY 28, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Debt Strategies Fund, Inc.

The Benefits and Risks of Leveraging

BlackRock Debt Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:

Total Returns as of February 28, 2007                                    6-month         12-month
=================================================================================================
U.S. equities (Standard & Poor's 500 Index)                              + 8.93%          +11.97%
-------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                             +10.76           + 9.87
-------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)        +12.17           +21.07
-------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      + 3.66           + 5.54
-------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           + 2.89           + 4.96
-------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                        + 8.62           +12.36
-------------------------------------------------------------------------------------------------

If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                               Sincerely,


                                               /s/ Robert C. Doll, Jr.

                                               Robert C. Doll, Jr.
                                               Fund President and Director


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       3

A Discussion With Your Fund's Portfolio Managers

      The Fund's return outpaced that of its composite benchmark for the fiscal year, benefiting from both an overweight exposure to lower-tier credits, as well as its use of leverage.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended February 28, 2007, the Common Stock of BlackRock Debt Strategies Fund, Inc. had net annualized yields of 9.38% and 9.03%, based on a year-end per share net asset value of $7.01 and a per share market price of $7.28, respectively, and $.658 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +15.35%, based on a change in per share net asset value from $6.69 to $7.01, and assuming reinvestment of all distributions. The Fund's total return for the period significantly outpaced the +9.95% return of its benchmark, which is an equal blend of the Credit Suisse High Yield Index and the Credit Suisse Leveraged Loan Index.

For the six-month period ended February 28, 2007, the total investment return on the Fund's Common Stock was +9.55%, based on a change in per share net asset value from $6.72 to $7.01, and assuming reinvestment of all distributions. The blended benchmark returned +6.39% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The leveraged loan market, as measured by the Credit Suisse Leveraged Loan Index, returned +7.57% for the annual period, while the high yield bond market, as measured by the Credit Suisse High Yield Index, returned +12.36%. Despite some volatility late in the reporting period, the non-investment grade markets continued to post strong results. The leveraged loan market posted positive returns in all of the past 12 months, while the high yield market saw positive returns in 11 of the past 12 months. The markets have been aided by the continuation of historically low default rates and strong inflows into the asset classes, both of which have helped to support the prices of the underlying issues.

Support for the leveraged loan market also came from soaring investor demand, which pushed spreads to new lows. The primary driver of this demand is collateralized loan obligations (CLOs), which now account for approximately two-thirds of the leveraged loan market. The cost of funding for these CLOs has dropped dramatically over the past few years, enabling the structured finance vehicles to absorb bank loans at increasingly tighter spreads and still achieve their targeted equity returns. The fact that default rates are at historic lows also has assisted this trend. To supply the CLO juggernaut, the demand for bank loans has been so voracious that we've actually seen bond deals migrate to the loan market, a reversal of historic flows that typically saw deals move from loans into bonds. This trend has marginally curtailed the supply of high yield bonds, keeping spreads there tighter than they otherwise would be.

What factors most influenced Fund performance?

The Fund benefited from its overweight exposure to floating rate high yield bonds and bank loans as opposed to fixed rate high yield issues, in light of the inverted yield curve. The Fund's overweight to lower-tier credits, particularly B-rated and CCC-rated issues, aided performance, as these segments of the non-investment grade market generated the strongest returns. In addition, the Fund continued to make extensive use of its leverage line, with an average level of roughly 30% of total assets. This, too, was beneficial to performance. (For a complete explanation of the benefits and risks of leveraging, refer to page 2 of this report to shareholders.)

What changes were made to the Fund during the period?

During the period, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and its affiliates, including Fund Asset Management, L.P., with BlackRock, Inc. to form a new independent company. While this resulted in some additions to the portfolio management team, there was no change in the overall investment philosophy or focus of the Fund.


4         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

The Fund increased allocations to certain lower-quality credit tiers. Specifically, the portfolio's position in B-rated and CCC-rated credits was increased to an overweight, reflecting efforts to take advantage of the strong high yield markets in which lower-tier credits provided the greatest returns. The most notable shift in sector exposures was in the automotive sector, where we reduced our underweighting during the period.

How would you characterize the Fund's position at the close of the period?

While volatility picked up at the end of the period, resulting in an investor flight to quality, fundamental and technical valuations remained favorable for the leveraged loan and high yield markets. Even with the noise at the end of the reporting period, the leveraged loan market posted a return of .74% in February, while the high yield market posted a return of better than 1%. This marked the seventh month out of eight in which the Credit Suisse High Yield Index posted monthly returns in excess of 1% and the eighth consecutive month that the Credit Suisse Leveraged Loan Index posted returns of at least +.50%. Market fundamentals remain very strong, with default rates near historical lows and a new-issue calendar that is just beginning to satisfy the non-investment grade investor. As a result, we remain positioned with an overweight exposure to lower-tier credits (B and CCC), as we expect these segments of the market to post the strongest returns.

By and large, borrowers continue to have access to strong liquidity, another force keeping default rates low. Moreover, earnings are expected to grow strongly over the near-term. In our view, with such conditions in place for the bank loan market, investors appear encouraged and ready to support new deals and further spread tightening in the sector.

Kevin J. Booth
Vice President and Portfolio Manager

Mark J. Williams
Portfolio Manager

April 3, 2007


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       5

Portfolio Information

As of February 28, 2007

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Charter Communications, Inc. Term Loan B,
  7.985% due 4/28/2013 ................................................. 2.7%
Nova Chemicals Corp., 8.502%
  due 11/15/2013 ....................................................... 1.9
Smurfit Kappa Funding Plc, 7.75%
  due 4/01/2015 ........................................................ 1.8
Rainbow National Services LLC, 10.375%
  due 9/01/2014 ........................................................ 1.5
Omnova Solutions, Inc., 11.25%
  due 6/01/2010 ........................................................ 1.4
Frontier Drilling, Inc. Term Loan B, 8.62% - 8.69%
  due 6/21/2013 ........................................................ 1.3
HealthSouth Corp., 11.418% due 6/15/2014 ............................... 1.3
Vought Aircraft Industries, Inc., 8%
  due 7/15/2011 ........................................................ 1.3
Metaldyne Corp., 11% due 6/15/2012 ..................................... 1.3
Michaels Stores, Inc., 11.375%
  due 11/01/2016 ....................................................... 1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Cable -- U.S. .........................................................  16.8%
Chemicals .............................................................  11.3
Information Technology ................................................  10.9
Paper .................................................................  10.3
Automotive ............................................................   8.2
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ...............................................................   0.7%
BB/Ba .................................................................  11.3
B/B ...................................................................  61.4
CCC/Caa ...............................................................  15.0
CC/Ca .................................................................   0.8
D .....................................................................   0.5
NR (Not Rated) ........................................................   7.9
Other* ................................................................   2.4
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.


6         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

Schedule of Investments as of February 28, 2007

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Aerospace & Defense -- 3.3%
   $ 5,000,000    Alliant Techsystems, Inc., 3%
                    due 8/15/2024 (a)(l)                           $   6,356,250
       470,000    Argo-Tech Corp., 9.25% due 6/01/2011                   509,950
     7,500,000    L-3 Communications Corp., 3%
                    due 8/01/2035 (a)(l)                               8,006,250
       475,000    TransDigm, Inc., 7.75% due 7/15/2014 (l)               488,063
     9,870,000    Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                      9,623,250
                                                                   -------------
                                                                      24,983,763
================================================================================
Airlines -- 0.8%
                  Delta Air Lines, Inc. (e):
     4,200,000        10% due 8/15/2008                                2,415,000
     5,505,000        8.30% due 12/15/2029                             3,275,475
                                                                   -------------
                                                                       5,690,475
================================================================================
Automotive -- 3.8%
     1,285,000    Delco Remy International, Inc., 9.36%
                    due 4/15/2009 (b)                                  1,249,663
       925,000    Ford Motor Co., 7.45% due 7/16/2031                    742,313
                  Ford Motor Credit Co.:
       760,000        5.80% due 1/12/2009                                746,504
     4,480,000        8.11% due 1/13/2012 (b)                          4,504,174
       750,000        9.81% due 4/15/2012 (b)                            811,105
                  The Goodyear Tire & Rubber Co. (l):
     4,500,000        9.14% due 12/01/2009 (b)                         4,545,000
     1,830,000        8.625% due 12/01/2011                            1,944,375
     1,620,000    Lear Corp., 8.75% due 12/01/2016                     1,561,275
    10,050,000    Metaldyne Corp., 11% due 6/15/2012                   9,396,750
     1,530,000    Titan International, Inc., 8% due 1/15/2012 (l)      1,560,600
     1,480,000    United Auto Group, Inc., 7.75%
                    due 12/15/2016 (l)                                 1,505,900
                  Venture Holdings Co. LLC:
     4,450,000        12% due 6/01/2009 (e)                                    0
     1,800,000        Series B, 9.50% due 7/01/2005 (m)                    4,500
                                                                   -------------
                                                                      28,572,159
================================================================================
Broadcasting -- 3.1%
     5,000,000    Canadian Satellite Radio Holdings, Inc.,
                    12.75% due 2/15/2014                               5,137,500
     1,100,000    LIN Television Corp. Series B, 6.50%
                    due 5/15/2013                                      1,072,500
     2,800,000    Paxson Communications Corp., 8.757%
                    due 1/15/2012 (b)(l)                               2,849,000
     3,235,000    Sinclair Broadcast Group, Inc. Class A,
                    4.875% due 7/15/2018                               3,129,863
     5,795,000    Sirius Satellite Radio, Inc., 9.625%
                    due 8/01/2013                                      5,852,950
     2,800,000    XM Satellite Radio, Inc., 9.871%
                    due 5/01/2013 (b)                                  2,765,000
     2,685,000    Young Broadcasting, Inc., 10% due 3/01/2011          2,664,863
                                                                   -------------
                                                                      23,471,676
================================================================================
Cable -- International -- 0.1%
       750,000    NTL Cable Plc, 8.75% due 4/15/2014                     781,875
================================================================================
Cable -- U.S. -- 9.9%
     5,950,000    Cablevision Systems Corp. Series B, 9.87%
                    due 4/01/2009 (b)                                  6,336,750
                  Charter Communications Holdings LLC:
     3,750,000        10% due 4/01/2009                                3,750,000
     2,000,000        11.75% due 1/15/2010                             2,000,000
     2,000,000        11.125% due 1/15/2011                            1,970,000
     3,000,000        10% due 5/15/2011                                2,955,000
     1,289,000    Insight Midwest, LP, 9.75% due 10/01/2009            1,311,541
                  Intelsat Bermuda Ltd. (b)(l):
     8,605,000        11.354% due 6/15/2013                            9,228,863
     4,890,000        8.872% due 1/15/2015                             5,006,138
    10,350,000    Intelsat Intermediate Holding Co. Ltd., 9.25%
                    due 2/01/2015 (h)                                  8,564,625
                  Intelsat Subsidiary Holding Co. Ltd.:
     3,375,000        8.25% due 1/15/2013                              3,518,438
     4,800,000        8.625% due 1/15/2015                             5,160,000
       983,000    Loral Spacecom Corp., 14% due 11/15/2015             1,130,450
     3,875,000    Mediacom LLC, 9.50% due 1/15/2013                    3,981,563
     7,260,000    PanAmSat Corp., 9% due 6/15/2016 (l)                 7,967,850
    10,000,000    Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (l)                                 11,200,000
                                                                   -------------
                                                                      74,081,218
================================================================================
Chemicals -- 9.2%
     3,550,000    ARCO Chemical Co., 9.80% due 2/01/2020               4,162,375
     1,490,000    American Pacific Corp., 9% due 2/01/2015 (l)         1,503,038
     4,000,000    Compass Minerals International, Inc. Series B,
                    12% due 6/01/2013 (h)                              3,880,000
     9,783,000    GEO Specialty Chemicals, Inc., 13.86%
                    due 12/31/2009 (a)(l)                              8,070,975
     1,280,000    Innophos, Inc., 8.875% due 8/15/2014                 1,328,000
                  Lyondell Chemical Co.:
     7,650,000        8% due 9/15/2014                                 8,051,625
     1,775,000        8.25% due 9/15/2016                              1,908,125
     2,400,000    Millennium America, Inc., 7.625%
                    due 11/15/2026                                     2,352,000
                  Momentive Performance Materials, Inc. (l):
     1,050,000        10.125% due 12/01/2014 (g)                       1,105,125
     1,720,000        11.50% due 12/01/2016                            1,788,800
    14,060,000    Nova Chemicals Corp., 8.502%
                    due 11/15/2013 (b)                                14,060,000
    10,000,000    Omnova Solutions, Inc., 11.25% due 6/01/2010        10,687,500
     3,768,826    PCI Chemicals Canada, Inc., 10% due 12/31/2008       3,872,469
     2,500,000    PolyOne Corp., 6.89% due 9/22/2008                   2,406,250
     2,612,000    Rockwood Specialties Group, Inc., 10.625%
                    due 5/15/2011                                      2,755,660
       970,000    Terra Capital, Inc., 7% due 2/01/2017 (l)              965,150
                                                                   -------------
                                                                      68,897,092
================================================================================
Consumer -- Durables -- 0.8%
     6,800,000    Simmons Co., 10.05% due 12/15/2014 (h)               5,644,000
================================================================================
Consumer -- Non-Durables -- 1.8%
     9,000,000    Hines Nurseries, Inc., 10.25% due 10/01/2011         7,560,000
     5,750,000    Levi Strauss & Co., 10.11% due 4/01/2012 (b)         5,872,188
                                                                   -------------
                                                                      13,432,188
================================================================================


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       7

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Diversified Media -- 4.2%
                  Affinion Group, Inc.:
   $   280,000        10.125% due 10/15/2013                       $     302,400
       590,000        11.50% due 10/15/2015                              640,150
     2,000,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                      2,025,000
     4,250,000    Idearc Inc., 8% due 11/15/2016 (l)                   4,366,875
     7,500,000    Liberty Media Corp., 0.75% due 3/30/2023 (a)         9,000,000
     2,675,000    Muzak Holdings, LLC, 13% due 3/15/2010                 692,156
     3,875,000    NBC Acquisition Corp., 11% due 3/15/2013 (h)         3,216,250
       580,000    Network Communications, Inc., 10.75%
                    due 12/01/2013                                       598,850
     4,325,000    Nielsen Finance LLC, 8.125% due 8/01/2014 (l)        4,725,063
     5,300,000    Universal City Florida Holding Co. I, 10.239%
                    due 5/01/2010 (b)                                  5,485,500
                                                                   -------------
                                                                      31,052,244
================================================================================
Energy -- Exploration & Production -- 0.9%
       480,000    Berry Petroleum Co., 8.25% due 11/01/2016              478,800
     3,000,000    Chaparral Energy, Inc., 8.50% due 12/01/2015         2,992,500
     2,445,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                     2,396,100
       960,000    Stone Energy Corp., 8.11% due 7/15/2010 (b)(l)         961,200
                                                                   -------------
                                                                       6,828,600
================================================================================
Energy -- Other -- 2.6%
     2,735,000    Aleris International, Inc., 9%
                    due 12/15/2014 (g)(l)                              2,899,100
     2,045,000    Dresser-Rand Group, Inc., 7.375%
                    due 11/01/2014                                     2,075,675
     8,000,000    Ocean RIG ASA, 9.36% due 4/04/2011 (b)               8,000,000
     6,300,000    SemGroup LP, 8.75% due 11/15/2015 (l)                6,394,500
                                                                   -------------
                                                                      19,369,275
================================================================================
Financial -- 1.3%
     5,743,690    Archimedes Funding III Ltd., 5.50%
                    due 11/29/2011 (b)(l)                              3,647,243
     1,500,000    Investcorp SA, 7.54% due 10/21/2008                  1,522,208
       930,000    NCO Group, Inc., 10.23% due 11/15/2013 (b)(l)          934,650
     2,000,000    Pennant CBO Ltd., 13.43% due 3/14/2011               1,880,000
        35,000    PreTSL XXIV, 0% due 7/03/2032 (d)(l)                 1,794,450
                                                                   -------------
                                                                       9,778,551
================================================================================
Food & Tobacco -- 0.1%
       842,946    Archibald Candy Corp., 10% due 11/01/2007 (e)           53,687
       600,000    Swift & Co., 12.50% due 1/01/2010                      628,500
                                                                   -------------
                                                                         682,187
================================================================================
Gaming -- 2.5%
                  Galaxy Entertainment Finance Co. Ltd. (l):
     1,975,000        10.42% due 12/15/2010 (b)                        2,093,500
     1,250,000        9.875% due 12/15/2012                            1,364,063
     2,560,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (l)                           2,636,800
       915,000    Penn National Gaming, Inc., 6.75%
                    due 3/01/2015                                        880,688
                  Snoqualmie Entertainment Authority (l):
     1,015,000        9.15% due 2/01/2014 (b)                          1,030,225
       480,000        9.125% due 2/01/2015                               495,600
     3,400,000    Station Casinos, Inc., 7.75% due 8/15/2016           3,493,500
     3,490,000    Tropicana Entertainment, 7.86%
                    due 12/15/2014 (l)                                 3,511,813
     3,000,000    Tunica-Biloxi Gaming Authority, 9%
                    due 11/15/2015 (l)                                 3,187,500
                                                                   -------------
                                                                      18,693,689
================================================================================
Health Care -- 6.5%
     5,000,000    Angiotech Pharmaceuticals, Inc., 9.11%
                    due 12/01/2013 (b)(l)                              5,162,500
     3,525,000    CDRV Investors, Inc., 9.75% due 1/01/2015 (h)        2,828,813
     4,963,829    Cinacalcet Royalty Corp., 8% due 3/30/2017           5,274,068
                  Elan Finance Plc:
     3,525,000        7.75% due 11/15/2011                             3,472,125
     4,825,000        9.405% due 11/15/2011 (b)                        4,909,438
                  HealthSouth Corp. (l):
     9,000,000        11.354% due 6/15/2014 (b)                        9,990,000
     2,095,000        10.75% due 6/15/2016                             2,341,163
     5,000,000    Risperdal Consta Pharma, 7% due 1/01/2018            4,487,500
     6,000,000    Tenet Healthcare Corp., 7.375% due 2/01/2013         5,610,000
     1,400,000    VWR International, Inc., 8% due 4/15/2014            1,421,000
     4,100,000    Vanguard Health Holding Co. I, LLC, 11.25%
                    due 10/01/2015 (h)                                 3,351,750
                                                                   -------------
                                                                      48,848,357
================================================================================
Housing -- 5.8%
     1,300,000    CPG International I, Inc., 10.50% due 7/01/2013      1,361,750
     3,070,000    Esco Corp., 9.23% due 12/15/2013 (b)(l)              3,192,800
                  Goodman Global Holding Co., Inc.:
     2,319,000        8.329% due 6/15/2012 (b)                         2,347,988
     8,200,000        7.875% due 12/15/2012                            8,364,000
     7,175,000    Masonite Corp., 11% due 4/06/2015 (l)                7,157,063
     5,850,000    Nortek, Inc., 8.50% due 9/01/2014                    5,952,375
     5,450,000    Ply Gem Industries, Inc., 9% due 2/15/2012           4,932,250
     3,000,000    Scranton Products, Inc., 12.117%
                    due 7/01/2012 (b)                                  3,090,000
     2,250,000    Stanley-Martin Communities LLC, 9.75%
                    due 8/15/2015                                      2,058,750
     5,000,000    Technical Olympic USA, Inc., 8.25%
                    due 4/01/2011 (l)                                  4,850,000
                                                                   -------------
                                                                      43,306,976
================================================================================
Information Technology -- 7.4%
                  Amkor Technology, Inc.:
     6,950,000        9.25% due 2/15/2008                              7,089,000
     3,000,000        7.125% due 3/15/2011                             2,887,500
       210,000        7.75% due 5/15/2013                                203,700
     2,370,000        9.25% due 6/01/2016                              2,417,400
     2,275,000    BMS Holdings, Inc., 12.40%
                    due 2/15/2012 (b)(l)                               2,252,250
       245,000    Compagnie Generale de Geophysique SA,
                    7.50% due 5/15/2015                                  249,900
       670,000    Compagnie Generale de Geophysique-Veritas,
                    7.75% due 5/15/2017                                  693,450
                  Freescale Semiconductor, Inc. (l):
     8,990,000        9.125% due 12/15/2014 (g)                        9,113,613
     5,470,000        9.23% due 12/15/2014 (b)                         5,524,700
       630,000    Nortel Networks Ltd., 9.61% due 7/15/2011 (b)(l)       674,100
       420,000    Open Solutions, Inc., 9.75% due 2/01/2015 (l)          433,650
                  SunGard Data Systems, Inc.:
     6,300,000        9.125% due 8/15/2013                             6,725,250
     4,600,000        9.973% due 8/15/2013 (b)                         4,807,000
     4,818,000        10.25% due 8/15/2015                             5,239,575
       735,000    Telcordia Technologies, Inc., 10%
                    due 3/15/2013 (l)                                    687,225
     2,915,026    UGS Capital Corp. II, 10.348%
                    due 6/01/2011 (g)(l)                               2,966,039
     3,500,000    Viasystems, Inc., 10.50% due 1/15/2011               3,552,500
                                                                   -------------
                                                                      55,516,852


8         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Leisure -- 2.7%
   $ 5,565,860    HRP Myrtle Beach Holdings LLC, 14.50%
                    due 4/01/2014 (g)(l)                           $   5,718,921
                  HRP Myrtle Beach Operations LLC (l):
     5,000,000        9.829% due 4/01/2012 (b)                         5,050,000
     5,000,000        12.50% due 4/01/2013                             5,037,500
     2,600,000    Travelport, Inc., 9.985% due 9/01/2014 (b)(l)        2,684,500
     2,000,000    True Temper Sports, Inc., 8.375% due 9/15/2011       1,790,000
                                                                   -------------
                                                                      20,280,921
================================================================================
Manufacturing -- 2.5%
     4,000,000    CPI Holdco, Inc., 11.151% due 2/01/2015 (b)          4,130,000
       175,000    Fedders North America, Inc., 9.875%
                    due 3/01/2014                                        107,625
     3,815,000    Invensys Plc, 9.875% due 3/15/2011 (l)               4,101,125
     2,660,000    Jarden Corp., 7.50% due 5/01/2017                    2,696,575
                  NXP B.V. (l):
     2,200,000        8.11% due 10/15/2013 (b)                         2,249,500
     2,300,000        9.50% due 10/15/2015                             2,374,750
                  RBS Global, Inc. (l):
     1,480,000        9.50% due 8/01/2014                              1,561,400
     1,685,000        8.875% due 9/01/2016                             1,718,700
                                                                   -------------
                                                                      18,939,675
================================================================================
Metal -- Other -- 2.3%
                  Indalex Holding Corp.:
     1,500,000        11.50% due 2/01/2014                             1,612,500
     5,000,000        11.50% due 2/01/2014 (l)                         5,350,000
     6,350,000    James River Coal Co., 9.375% due 6/01/2012           5,461,000
     4,550,000    RathGibson, Inc., 11.25% due 2/15/2014               4,823,000
                                                                   -------------
                                                                      17,246,500
================================================================================
Packaging -- 2.0%
                  Berry Plastics Holding Corp.:
       665,000        8.875% due 9/15/2014                               688,275
       375,000        9.23% due 9/15/2014 (b)                            387,188
     1,100,000    Graham Packing Co., Inc., 9.875%
                    due 10/15/2014                                     1,133,000
     6,215,000    Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (l)                                  6,525,750
     6,325,000    Wise Metals Group LLC, 10.25% due 5/15/2012          6,103,625
                                                                   -------------
                                                                      14,837,838
================================================================================
Paper -- 9.5%
     6,500,000    Abitibi-Consolidated, Inc., 8.855%
                    due 6/15/2011 (b)                                  6,532,500
                  Ainsworth Lumber Co. Ltd (b):
     9,725,000        9.249% due 10/01/2010                            8,217,625
     8,000,000        9.364% due 4/01/2013                             6,240,000
                  Boise Cascade LLC:
     2,150,000        8.382% due 10/15/2012 (b)                        2,150,000
       900,000        7.125% due 10/15/2014                              882,000
     7,600,000    Bowater, Inc., 8.355% due 3/15/2010 (b)              7,676,000
     3,775,000    Domtar, Inc., 7.125% due 8/15/2015                   3,789,156
       705,000    Graphic Packaging International Corp.,
                    9.50% due 8/15/2013                                  751,706
                  NewPage Corp.:
     8,000,000        11.739% due 5/01/2012 (b)                        8,720,000
     4,725,000        12% due 5/01/2013                                5,150,250
    13,625,000    Smurfit Kappa Funding Plc, 7.75%
                    due 4/01/2015                                     13,761,250
     1,600,000    Smurfit-Stone Container Enterprises, Inc.,
                    8.375% due 7/01/2012                               1,632,000
                  Verso Paper Holdings LLC (l):
     4,400,000        9.11% due 8/01/2014 (b)                          4,532,000
       530,000        11.375% due 8/01/2016                              569,750
                                                                   -------------
                                                                      70,604,237
================================================================================
Retail -- 3.7%
     2,815,000    Buffets, Inc., 12.50% due 11/01/2014                 2,955,750
                  Michaels Stores, Inc. (l):
     3,790,000        10% due 11/01/2014                               4,055,300
     8,660,000        11.375% due 11/01/2016                           9,396,100
                  The Neiman Marcus Group, Inc.:
     4,800,000        9% due 10/15/2015 (g)                            5,280,000
     5,000,000        10.375% due 10/15/2015                           5,600,000
                                                                   -------------
                                                                      27,287,150
================================================================================
Service -- 1.8%
     2,000,000    Buhrmann US, Inc., 7.875% due 3/01/2015              2,005,000
     3,000,000    Neff Rental LLC, 11.25% due 6/15/2012                3,337,500
     1,090,000    PNA Intermediate Holding Corp., 12.36%
                    due 2/15/2013 (b)(l)                               1,095,450
     4,280,000    Sally Holdings LLC, 10.50% due 11/15/2016 (l)        4,429,800
       145,000    Seitel Acquisition Corp., 9.75% due 2/15/2014 (l)      147,175
                  Yankee Acquisition Corp. (l):
       810,000        8.50% due 2/15/2015                                828,225
     1,395,000        9.75% due 2/15/2017                              1,429,875
                                                                   -------------
                                                                      13,273,025
================================================================================
Telecommunications -- 4.1%
     5,000,000    ADC Telecommunications, Inc., 5.729%
                    due 6/15/2013 (a)(b)                               4,818,750
                  Cincinnati Bell, Inc.:
     4,905,000        7.25% due 7/15/2013                              5,088,938
       195,000        8.375% due 1/15/2014                               200,119
     2,600,000    Nordic Telephone Co. Holdings ApS, 8.875%
                    due 5/01/2016 (l)                                  2,801,500
     7,900,000    Qwest Communications International, Inc.,
                    8.86% due 2/15/2009 (b)                            7,979,000
     2,675,000    Qwest Corp., 8.605% due 6/15/2013 (b)                2,919,094
     6,000,000    Time Warner Telecom Holdings, Inc., 9.25%
                    due 2/15/2014                                      6,435,000
                                                                   -------------
                                                                      30,242,401
================================================================================
Transportation -- 0.5%
       790,000    Britannia Bulk Plc, 11% due 12/01/2011 (l)             769,263
     1,500,000    Navios Maritime Holdings, Inc., 9.50%
                    due 12/15/2014 (l)                                 1,541,250
     1,760,000    Titan Petrochemicals Group Ltd., 8.50%
                    due 3/18/2012 (l)                                  1,584,000
                                                                   -------------
                                                                       3,894,513
================================================================================


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       9

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Utility -- 1.9%
   $ 4,142,000    CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (a)                              $   6,528,828
     1,150,000    Conexant Systems, Inc., 9.11%
                    due 11/15/2010 (b)(l)                              1,184,500
     4,000,000    El Paso Performance-Linked Trust, 7.75%
                    due 7/15/2011 (l)                                  4,250,000
       440,000    Reliant Energy, Inc., 9.50% due 7/15/2013              476,850
     1,425,000    Williams Cos., Inc., 8.625% due 6/01/2010            1,505,156
                                                                   -------------
                                                                      13,945,334
================================================================================
Wireless Communications -- 3.7%
     1,905,000    Centennial Communications Corp., 11.11%
                    due 1/01/2013 (b)                                  2,009,775
     5,250,000    Cricket Communications, Inc., 9.375%
                    due 11/01/2014 (l)                                 5,538,750
                  Digicel Group Ltd. (l):
     3,560,000        8.875% due 1/15/2015                             3,475,450
     7,120,000        9.125% due 1/15/2015 (g)                         6,933,100
     2,150,000    FiberTower Corp., 9% due 11/15/2012 (a)(l)           2,464,438
     2,500,000    iPCS Escrow Co., 11.50% due 5/01/2012                2,762,500
       620,000    Orascom Telecom Finance SCA, 7.875%
                    due 2/08/2014                                        616,900
     3,270,000    West Corp., 11% due 10/15/2016 (l)                   3,539,775
                                                                   -------------
                                                                      27,340,688
================================================================================
                  Total Corporate Bonds
                  (Cost -- $730,260,727) -- 98.8%                    737,523,459
================================================================================

================================================================================
                  Floating Rate Loan Interests**
================================================================================
Aerospace & Defense -- 0.4%
       750,000    IAP Worldwide Services Inc. Term Loan,
                    9.688% due 12/31/2012                                751,406
     2,000,000    MRO Acquisitions Corp. First Lien Term Loan,
                    7.86% due 9/15/2010                                2,018,750
                                                                   -------------
                                                                       2,770,156
================================================================================
Airlines -- 1.0%
                  Delta Air Lines:
     3,000,000        Term Loan B, 10.11% due 3/16/2008                3,013,749
     3,000,000        Term Loan C, 12.86% due 3/16/2008                3,018,282
     1,500,000    United Air Lines, Inc. Term Loan B, 7.375%
                    due 1/30/2014                                      1,506,095
                                                                   -------------
                                                                       7,538,126
================================================================================
Automotive -- 4.4%
     1,000,000    Delphi Automotive Systems Term Loan,
                    7.625% due 12/31/2007                              1,005,625
                  Intermet Corp.:
     1,685,185        Letter of Credit, 10.20% due 11/08/2010          1,407,130
     4,814,815        Term Loan B, 10.351% due 11/08/2010              4,020,370
                  JL French Corp.:
     3,980,000        First Lien Term Loan B, 8.375% due 6/05/2011     3,878,013
     2,000,000        Second Lien Term Loan, 10.875%
                        due 6/05/2012                                  1,833,334
     1,750,000    Keystone Automotive Operations Inc. Term
                    Loan B, 8.82% due 1/15/2012                        1,763,125
                  Metaldyne Corp.:
        86,538        Letter of Credit, 8.92% - 9.125%
                        due 1/15/2012                                     87,476
       627,404        Term Loan, 9.125% due 1/15/2014                    634,201
                  Navistar International Transportation Corp.:
     1,866,667        Revolving Credit, 5.22% - 8.61%
                        due 6/30/2012                                  1,897,467
     5,133,333        Term Loan, 8.61% due 6/30/2012                   5,218,033
     2,000,000    OshKosh Truck Corp. Term Loan B, 7.35%
                    due 11/30/2013                                     2,015,714
                  Tenneco Automotive, Inc.:
     2,185,236        Term Loan B, 7.31% due 12/12/2010                2,192,884
       959,936        Tranche B-1 Credit Linked Deposit, 7.32%
                        due 12/12/2010                                   963,295
     5,750,000    Visteon Corp. Term Loan B, 8.38% due 6/13/2013       5,804,625
                                                                   -------------
                                                                      32,721,292
================================================================================
Broadcasting -- 1.3%
     6,500,000    Ellis Communications Term Loan, 10%
                    due 12/30/2011                                     6,483,750
       500,000    Multicultural Radio Broadcasting Inc. Term Loan,
                    8.098% due 12/15/2012                                501,250
     1,000,000    NEP Supershooters, LP Term Loan B, 7.595%
                    due 2/13/2014                                      1,009,688
     1,500,000    Persona Communications Second Lien Term
                    Loan, 11.32% due 4/30/2014                         1,513,125
                                                                   -------------
                                                                       9,507,813
================================================================================
Cable -- U.S. -- 5.7%
                  Cebridge Connections:
     8,317,962        Second Lien Term Loan, 11.49%
                    due 5/04/2014                                      8,520,712
     4,610,344        Term Loan B, 7.61% due 11/05/2013                4,654,285
    20,000,000    Charter Communications, Inc. Term Loan,
                    7.985% due 4/28/2013                              20,128,760
     9,000,000    Insight Midwest Holdings LLC Term Loan B,
                    5.32% - 7.572% due 4/03/2014                       9,083,251
                                                                   -------------
                                                                      42,387,008
================================================================================
Chemicals -- 2.0%
     2,177,316    Huntsman ICI Holdings Term Loan B, 7.07%
                    due 8/16/2012                                      2,189,291
       717,000    NuSil Technology Term Loan, 8.07%
                    due 10/31/2013                                       720,585
     3,136,000    Rockwood Specialties Group, Inc. Tranche E
                    Term Loan, 7.36% due 12/10/2012                    3,160,696
    10,000,000    Wellman, Inc. Second Lien Term Loan, 12.11%
                    due 2/10/2010                                      8,620,000
                                                                   -------------
                                                                      14,690,572
================================================================================


10         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

          Face
        Amount    Floating Rate Loan Interests**                        Value
================================================================================
Consumer -- Non-Durables -- 0.1%
   $   300,000    Gold Toe Investment Corp. Second Lien Term
                    Loan, 11.36% due 4/30/2014                     $     304,875
       660,646    Renfro Corp. Term Loan B, 8.60%
                    due 9/30/2013                                        665,601
                                                                   -------------
                                                                         970,476
================================================================================
Diversified Media -- 2.0%
     4,000,000    Affinion Group Term Loan, 11.66%
                    due 3/01/2012                                      3,956,668
     7,000,000    Idearc, Inc. Term Loan, 7.32% due 11/15/2014         7,056,875
       997,500    Nielsen Finance LLC Term Loan, 8.125%
                    due 8/15/2013                                      1,006,487
     1,000,000    Penton Media Term Loan, 10.345%
                    due 2/15/2014                                      1,018,125
     1,750,000    Riverdeep Group Ltd. Bridge Loan, 11.066%
                    due 12/21/2007                                     1,745,625
                                                                   -------------
                                                                      14,783,780
================================================================================
Energy -- Exploration & Production -- 1.7%
       375,000    Carrizo Oil & Gas, Inc. Second Lien Term Loan,
                    10.114% due 7/21/2010                                380,625
       750,000    Energy Transfer Equity LP Term Loan B, 7.095%
                    due 11/01/2012                                       756,563
    10,000,000    Frontier Drilling Term Loan B, 8.62%  - 8.69%
                    due 6/21/2013                                     10,000,000
       500,000    Longyear Global Holdings, Inc. Second Lien
                    Term Loan, 10.32% due 10/31/2013                     505,000
     1,240,625    MEG Energy Corp. Term Loan, 7.375%
                    due 4/03/2013                                      1,248,572
                                                                   -------------
                                                                      12,890,760
================================================================================
Energy -- Other -- 1.3%
                  Coleto Creek:
       466,980        Letter of Credit, 8.128% due 7/31/2013             468,536
        31,847        Term Loan B, 8.128% due 7/31/2013                   31,953
     1,000,000    Exco Resources, Inc. Second Lien Term Loan,
                    11.32% - 11.375% due 10/31/2011                    1,008,750
     8,000,000    Scorpion Drilling Ltd. Second Lien Term Loan,
                    13.61% due 5/05/2015                               8,240,000
                                                                   -------------
                                                                       9,749,239
================================================================================
Financial -- 0.9%
     6,000,000    JG Wentworth Manufacturing Term Loan,
                    8.864% due 4/12/2011                               6,060,000
       250,000    Kyle Acquisition Term Loan B, 8.875%
                    due 7/20/2009                                        253,281
                                                                   -------------
                                                                       6,313,281
================================================================================
Food & Tobacco -- 3.8%
                  Aramark Corp.:
       592,573        Letter of Credit, 7.445% due 1/30/2014             598,425
     8,407,427        Term Loan, 7.47% due 1/30/2014                   8,490,450
     1,000,000    Bolthouse Farms, Inc. Second Lien Term Loan,
                    10.864% due 12/01/2013                             1,010,833
     2,764,573    Commonwealth Brands Term Loan,
                    7.625% due 12/22/2012                              2,774,941
                  Dole Food Co., Inc.:
     1,041,279        Term Loan B, 7.438% - 9.25%
                      due 4/12/2013                                    1,041,800
     3,470,930        Term Loan C, 7.438% - 9.25%
                      due 4/04/2013                                    3,472,666
       465,116        Tranche D, 5.23% due 4/12/2013                     465,349
       997,494    Eight O'Clock Coffee Second Lien Term Loan,
                    8.125% due 7/21/2012                                 997,494
     6,000,000    QCE LLC Second Lien Term Loan, 11.114%
                    due 11/05/2013                                     6,024,168
     2,070,000    S&C Holdco 2, Inc. Term Loan, 8% due 3/19/2010       1,945,800
     1,750,000    Sturm Foods Inc. Term Loan, 7.875%
                    due 1/30/2014                                      1,759,844
                                                                   -------------
                                                                      28,581,770
================================================================================
Gaming -- 1.3%
     2,250,000    Edge-Star Partners LLC First Lien Term Loan,
                    9.36% due 11/18/2007                               2,250,000
                  Green Valley Ranch Gaming LLC Term Loan:
       481,818        7.36% due 2/16/2014                                487,038
       500,000        8.61% due 8/30/2014                                508,000
     1,500,000    Tropicana Opco Term Loan B, 7.86%
                    due 12/15/2011                                     1,515,834
     5,000,000    Venetian Macau U.S. Finance Co. LLC Term
                    Loan B, 8.12% due 5/25/2013                        5,050,626
                                                                   -------------
                                                                       9,811,498
================================================================================
Health Care -- 0.7%
     2,000,000    DaVita, Inc. Term Loan B, 6.82% due 7/30/2012        2,010,500
     3,500,000    Health Management Associates, Inc. Term
                    Loan B, 7.07% due 1/15/2014                        3,525,158
                                                                   -------------
                                                                       5,535,658
================================================================================
Housing -- 0.6%
     2,953,125    Headwaters, Inc. Term Loan,
                    7.32% due 4/30/2011                                2,958,662
       997,500    Ply Gem Industries, Inc. First Lien Term Loan,
                    8.37% due 10/31/2011                               1,008,722
       500,000    Yellowstone Club Term Loan B, 7.695%
                    due 10/15/2010                                       499,375
                                                                   -------------
                                                                       4,466,759
================================================================================


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       11

          Face
        Amount    Floating Rate Loan Interests**                        Value
================================================================================
Information Technology -- 3.4%
   $ 3,686,354    Activant Solutions Term Loan B,
                    7.375% due 5/02/2013                           $   3,688,658
       886,494    Advanced Micro Devices, Inc. Term Loan B,
                    7.57% due 10/31/2013                                 894,452
     8,000,000    Aspect Software Second Lien Term Loan,
                    12.438% due 7/05/2012                              8,013,336
     1,000,000    ClientLogic Holding Corp. Term Loan B,
                    7.82% - 7.86% due 1/30/2014                        1,005,417
                  Intergraph Corp. Term Loan:
       500,000        7.87% due 5/15/2014                                503,438
     1,000,000        11.36% due 11/15/2014                            1,006,875
       449,571    Nuance Communications, Inc. Term Loan B,
                    6.82% due 12/29/2013                                 450,133
                  RedPrairie Corp. Term Loan:
       300,000        8.375% due 7/31/2012                               300,000
       898,747        8.375% - 10.25% due 7/31/2012                      898,747
     3,500,000    The Reynolds and Reynolds Company Third
                    Lien Term Loan, 12.845% due 4/26/2014              3,583,125
     3,315,938    Telcordia Technologies, Inc. Term Loan, -
                    8.11% due 9/15/2012                                3,275,526
     2,000,000    Verifone, Inc. Term Loan B, 7.10% - 7.11%
                    due 2/28/2013                                      2,005,000
                                                                   -------------
                                                                      25,624,707
================================================================================
Leisure -- 0.8%
     3,620,000    Easton-Bell Sports Inc. Term Loan B,
                    11.39% due 5/01/2012                               3,529,500
     2,250,000    National Cinemedia LLC Term Loan B,
                    7.09% due 2/28/2015                                2,266,875
                                                                   -------------
                                                                       5,796,375
================================================================================
Manufacturing -- 0.5%
       500,000    Baldor Electric Co. Term Loan B, 7.063%
                    due 2/15/2014                                        504,250
     1,000,000    Brand Energy Term Loan B, 7.625%
                    due 2/15/2014                                      1,011,250
     1,000,000    Harrington Holdings, Inc. Term Loan, 7.82%
                    due 1/15/2014                                      1,007,500
     1,488,327    John Maneely Co. Term Loan B, 8.595% - 10.50%
                    due 12/15/2013                                     1,504,761
                                                                   -------------
                                                                       4,027,761
================================================================================
Metal -- Other -- 1.2%
                  Euramax International Plc:
     6,000,000        Second Lien Term Loan, 12.36%
                        due 6/29/2013                                  6,022,500
     2,551,265        Tranche 3 Term Loan B, 7.875%
                        due 6/29/2012                                  2,558,919
                                                                   -------------
                                                                       8,581,419
================================================================================
Packaging -- 0.8%
     3,645,813    Anchor Glass Container Corp. Term Loan B,
                    7.61% - 7.614% due 5/03/2013                       3,636,698
     2,000,000    Graham Packaging Co. LP Second Lien Term
                    Loan, 9.625% due 4/07/2012                         2,018,000
                                                                   -------------
                                                                       5,654,698
================================================================================
Paper -- 0.7%
     5,000,000    Verso Paper Holdings LLC Term Loan B,
                    11.57% due 2/01/2013                               5,018,750
================================================================================
Retail -- 0.4%
     1,500,000    Burlington Coat Factory Warehouse Corp.
                    Term Loan B, 7.61% due 4/15/2013                   1,500,626
     1,000,000    David's Bridal Inc. Term Loan B, 7.40%
                    due 1/30/2014                                      1,002,708
       650,000    Petco Animal Supplies, Inc. Term Loan,
                    8.07% - 8.10% due 10/31/2012                         657,177
                                                                   -------------
                                                                       3,160,511
================================================================================
Service -- 1.9%
       750,000    Brickman Group, Inc. Term Loan, 7.36% - 7.399%
                    due 1/30/2014                                        753,281
       750,000    Brock Holdings Term Loan, 7.32% due 2/28/2014          757,266
     3,500,000    NES Rentals Holdings, Inc. Term Loan C,
                    12.125% due 7/12/2013                              3,521,875
       750,000    Pearson Government Solutions Term Loan B,
                    7.61% due 2/28/2013                                  759,375
                  RiskMetrics Group Holdings LLC:
       750,000        First Lien Term Loan, 7.595% due 1/15/2014         757,500
       250,000        Second Lien Term Loan, 10.845% due 7/11/2014       252,500
     7,549,200    Waste Services, Inc. Term Loan D,
                    8.07% due 3/31/2011                                7,634,129
                                                                   -------------
                                                                      14,435,926
================================================================================
Steel -- 0.1%
       500,000    McJunkin Corp. Term Loan B, 7.595%
                    due 1/30/2014                                        505,000
================================================================================
Telecommunications -- 0.8%
     1,000,000    Kentucky Data Link Inc. Term Loan B, 8.75%
                    due 2/28/2015                                      1,007,500
       500,000    Time Warner Telecom Term Loan, 7.32%
                    due 1/07/2013                                        498,907
     3,161,871    Winstar Communications Debtor In Possession,
                    6.366% due 12/31/2006 (m)                          4,252,717
                                                                   -------------
                                                                       5,759,124
================================================================================
Utility -- 1.0%
     2,000,000    Calpine Corp. Second Priority Debtor in Possession,
                    9.364% due 12/20/2007                              2,016,666
     4,000,000    Generac Portable Products, Inc. Second Lien
                    Term Loan, 11.375% due 5/15/2014                   3,990,000
                  MACH Gen LLC:
        70,312        Letter of Credit, 7.323% due 2/22/2014              70,664
       679,687        Term Loan, 7.36% due 2/22/2014                     682,576
       750,000    NE Energy Second Lien Term Loan, 7.82%
                    due 10/31/2014                                       760,313
                                                                   -------------
                                                                       7,520,219
================================================================================


12         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

          Face
        Amount    Floating Rate Loan Interests**                        Value
================================================================================
Wireless Communications -- 1.0%
   $ 4,750,000    Centennial Cellular Operating Co. Term Loan,
                    7.614% due 2/09/2011                           $   4,791,563
     3,000,000    West Corp. Term Loan, 7.735% - 7.763%
                    due 10/31/2013                                     3,024,582
                                                                   -------------
                                                                       7,816,145
================================================================================
                  Total Floating Rate Loan Interests
                  (Cost -- $292,951,116) -- 39.8%                    296,618,823
================================================================================

================================================================================
        Shares
          Held    Common Stocks
================================================================================
Cable -- U.S. -- 0.9%
       150,084    Loral Space & Communications Ltd. (d)                6,986,410
================================================================================
Chemicals -- 0.1%
       339,340    GEO Specialty Chemicals, Inc. (d)                      339,340
================================================================================
Food & Tobacco -- 0.3%
     1,428,423    Viskase Cos., Inc. (d)                               2,385,466
================================================================================
Information Technology -- 0.1%
        55,172    Cypress Semiconductor Corp. (d)                      1,048,267
================================================================================
Leisure -- 0.1%
         5,000    HRP PIK Corp. Class B (l)                                   50
        27,787    Lodgian, Inc. (d)                                      371,790
                                                                   -------------
                                                                         371,840
================================================================================
Manufacturing -- 0.8%
       724,291    ACP Holding Co. (d)                                  1,050,222
           403    GenTek Inc. (d)                                         13,859
       286,757    Medis Technologies Ltd. (d)                          4,926,485
                                                                   -------------
                                                                       5,990,566
================================================================================
Paper -- 0.1%
       211,149    Western Forest Products, Inc. Restricted Shares (d)    380,920
================================================================================
Service -- 0.2%
        90,876    Outsourcing Solutions Inc. (d)                       1,635,764
================================================================================
Steel -- 0.0%
        41,149    Acme Package Corp. Senior Holdings (d)(k)                    0
================================================================================
                  Total Common Stocks
                  (Cost -- $19,958,803) -- 2.6%                       19,138,573
================================================================================

================================================================================
                  Preferred Stocks
================================================================================
Cable -- U.S. -- 0.3%
        10,159    Loral Spacecom Corp. Series A, 12% (d)(g)            2,052,118
================================================================================
                  Total Preferred Stocks
                  (Cost -- $2,008,180) -- 0.3%                         2,052,118
================================================================================

        Shares
          Held    Warrants (i)                                          Value
================================================================================
Broadcasting -- 0.0%
        15,000    Sirius Satellite Radio, Inc.
                    (expires 5/15/2009)                            $       6,750
================================================================================
Health Care -- 0.0%
       126,761    HealthSouth Corp. (expires 1/16/2014)                  101,409
================================================================================
Manufacturing -- 0.1%
       652,739    ACP Holding Co. (expires 9/30/2013)                    913,835
                  GenTek Inc.:
           471        Tranche B (expires 11/10/2008)                      23,550
           231        Tranche C (expires 11/10/2010)                      10,626
                                                                   -------------
                                                                         948,011
================================================================================
Paper -- 0.0%
            18    Cellu Tissue Holdings, Inc. (expires 5/08/2007)              0
         7,000    MDP Acquisitions Plc (expires 10/01/2013)              140,000
                                                                   -------------
                                                                         140,000
================================================================================
Wireless Communications -- 0.1%
         1,325    American Tower Corp. (expires 8/01/2008)               720,522
================================================================================
                  Total Warrants
                  (Cost -- $870,754) -- 0.2%                           1,916,692
================================================================================

================================================================================
    Beneficial
      Interest    Other Interests (f)
================================================================================
Automotive -- 0.0%
   $ 3,614,601    Cambridge Industries, Inc. (Litigation Trust
                    Certificates)                                              0
================================================================================
Cable -- U.S. -- 0.0%
                  Adelphia C.V.U.:
         5,000        Preferred Escrow                                         0
     7,500,000        Series ACC-4                                        30,086
       500,000        Series ACC-6B                                            0
                                                                   -------------
                                                                          30,086
================================================================================
                  Total Other Interests
                  (Cost -- $30,051) -- 0.0%                               30,086
================================================================================

===============================================================================
                  Short-Term Securities
================================================================================
   $ 1,914,750    BlackRock Liquidity Series, LLC Cash Sweep
                    Series, 5.33% (c)(j)                              1,914,750
================================================================================
                  Total Short-Term Securities
                  (Cost -- $1,914,750) -- 0.3%                        1,914,750
================================================================================
Total Investments (Cost -- $1,047,994,381*) -- 142.0%             1,059,194,501

Liabilities in Excess of Other Assets -- (42.0%)                   (313,250,438)
                                                                 --------------
Net Assets -- 100.0%                                             $  745,944,063
                                                                 ==============


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       13

Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................   $1,049,269,104
                                                                 ==============
      Gross unrealized appreciation ..........................   $   41,713,553
      Gross unrealized depreciation ..........................      (31,788,156)
                                                                 --------------
      Net unrealized appreciation ............................   $    9,925,397
                                                                 ==============

** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
(a)   Convertible security.
(b)   Floating rate security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                     Net
      Affiliate                                    Activity             Interest
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                         $1,914,750            $329,962
      --------------------------------------------------------------------------

(d)   Non-income producing security.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(h) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date. See Notes to Financial Statements.
(j)   Represents the current yield as of February 28, 2007.
(k) Restricted security as to resale, representing 0.0% of net assets, were as follows:

      --------------------------------------------------------------------------
                                 Acquisition
      Issue                         Date                Cost             Value
      --------------------------------------------------------------------------
      Acme Package Corp.
        Senior Holdings          11/25/2002              --               --
      --------------------------------------------------------------------------

(l) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(m) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity and is non-income producing.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of February 28, 2007 were as follows:

      --------------------------------------------------------------------------
                                                         Notional     Unrealized
                                                          Amount
      --------------------------------------------------------------------------
      Sold credit default protection on Novelis Inc.
        and receive 1.40%

        Broker, JPMorgan Chase
        Expires January 2008                            $ 4,000,000    $ (5,632)

      Sold credit default protection on Ford Motor
        Company and receive 3.80%

        Broker, Lehman Brothers Special Finance
        Expires March 2010                              $10,000,000     (41,310)

      Bought credit default protection on Smithfield
        Foods, Inc. and pay 1.52%

        Broker, Credit Suisse First Boston
        Expires March 2012                              $ 4,000,000      (1,924)
      --------------------------------------------------------------------------
      Total                                                            $(48,866)
                                                                       =========


14         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

Statement of Assets, Liabilities and Capital

As of February 28, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
        Investments in unaffiliated securities, at value (identified cost -- $1,046,079,631) .....                   $1,057,279,751
        Investments in affiliated securities, at value (identified cost -- $1,914,750) ...........                        1,914,750
        Cash .....................................................................................                          269,338
        Unfunded loan commitment .................................................................                           14,140
        Receivables:
            Interest .............................................................................  $  17,301,720
            Securities sold ......................................................................      9,225,893
            Swaps ................................................................................         66,706
            Commitment fees ......................................................................         16,066        26,610,385
                                                                                                    -------------
        Prepaid expenses and other assets ........................................................                           10,916
                                                                                                                     --------------
        Total assets .............................................................................                    1,086,099,280
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
        Loans ....................................................................................                      298,600,000
        Unrealized depreciation on swaps .........................................................                           48,866
        Payables:
            Securities purchased .................................................................     40,602,718
            Investment adviser ...................................................................        489,994
            Interest on loans ....................................................................        185,131
            Swaps ................................................................................          6,756
            Other affiliates .....................................................................          5,700        41,290,299
                                                                                                    -------------
        Accrued expenses .........................................................................                          216,052
                                                                                                                     --------------
        Total liabilities ........................................................................                      340,155,217
                                                                                                                     --------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
        Net assets ...............................................................................                   $  745,944,063
                                                                                                                     ==============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
        Common Stock, par value $.10 per share, 200,000,000 shares authorized (106,402,769
          shares issued and outstanding) .........................................................                   $   10,640,277
        Paid-in capital in excess of par .........................................................                    1,030,001,469
        Undistributed investment income -- net ...................................................  $   6,894,099
        Accumulated realized capital losses -- net ...............................................   (312,757,176)
        Unrealized appreciation -- net ...........................................................     11,165,394
                                                                                                    -------------
        Total accumulated losses -- net ..........................................................                     (294,697,683)
                                                                                                                     --------------
        Total capital -- Equivalent to $7.01 net asset value
          per share of Common Stock (market price -- $7.28) ......................................                   $  745,944,063
                                                                                                                     ==============



      See Notes to Financial Statements.


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       15

Statement of Operations

For the Year Ended February 28, 2007

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
        Interest (including $329,962 from affiliates) .............................................                  $   90,955,253
        Facility and other fees ...................................................................                       1,818,402
        Dividends .................................................................................                       1,568,751
                                                                                                                     --------------
        Total income ..............................................................................                      94,342,406
                                                                                                                     --------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
        Loan interest expense .....................................................................  $ 15,560,471
        Investment advisory fees ..................................................................     6,016,162
        Borrowing costs ...........................................................................       412,589
        Accounting services .......................................................................       216,744
        Transfer agent fees .......................................................................       116,604
        Professional fees .........................................................................        91,078
        Listing fees ..............................................................................        65,683
        Printing and shareholder reports ..........................................................        62,932
        Custodian fees ............................................................................        55,834
        Directors' fees and expenses ..............................................................        43,695
        Pricing services ..........................................................................        28,297
        Other .....................................................................................        42,282
                                                                                                     ------------
        Total expenses ............................................................................                      22,712,371
                                                                                                                     --------------
        Investment income -- net ..................................................................                      71,630,035
                                                                                                                     --------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
        Realized gain (loss) on:
            Investments -- net ....................................................................    (7,701,438)
            Swaps -- net ..........................................................................     1,514,534
            Foreign currency transactions -- net ..................................................            (9)       (6,186,913)
                                                                                                     ------------
        Change in unrealized appreciation/depreciation on:
            Investments -- net ....................................................................    37,788,905
            Swaps -- net ..........................................................................        59,898
            Unfunded corporate loans -- net .......................................................            78        37,848,881
                                                                                                     ------------------------------
        Total realized and unrealized gain -- net .................................................                      31,661,968
                                                                                                                     --------------
        Net Increase in Net Assets Resulting from Operations ......................................                  $  103,292,003
                                                                                                                     ==============

      See Notes to Financial Statements.


16         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                              February 28,
                                                                                                     ----------------------------
Increase (Decrease) in Net Assets:                                                                       2007            2006
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
        Investment income -- net ..................................................................  $ 71,630,035    $ 67,036,658
        Realized loss -- net ......................................................................    (6,186,913)     (4,220,616)
        Change in unrealized appreciation/depreciation -- net .....................................    37,848,881     (33,146,904)
                                                                                                     ----------------------------
        Net increase in net assets resulting from operations ......................................   103,292,003      29,669,138
                                                                                                     ----------------------------
=================================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
        Dividends to shareholders from investment income -- net ...................................   (69,729,202)    (68,179,612)
                                                                                                     ----------------------------
=================================================================================================================================
Stock Transactions
---------------------------------------------------------------------------------------------------------------------------------
        Value of shares issued to Common Stock shareholders in reinvestment of dividends ..........     3,970,321       1,665,334
                                                                                                     ----------------------------
        Net increase in net assets resulting from stock transactions ..............................     3,970,321       1,665,334
                                                                                                     ----------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
        Total increase (decrease) in net assets ...................................................    37,533,122     (36,845,140)
        Beginning of year .........................................................................   708,410,941     745,256,081
                                                                                                     ----------------------------
        End of year* ..............................................................................  $745,944,063    $708,410,941
                                                                                                     ----------------------------
            * Undistributed investment income -- net ..............................................  $  6,894,099    $  5,020,714
                                                                                                     ============================

      See Notes to Financial Statements.


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       17

Statement of Cash Flows

For the Year Ended February 28, 2007

===================================================================================================================
Cash Provided by Operating Activities
-------------------------------------------------------------------------------------------------------------------
        Net increase in net assets resulting from operations ......................................  $  103,292,003
        Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
            Increase in other receivables .........................................................      (1,793,523)
            Decrease in prepaid expenses and other assets .........................................          42,357
            Increase in other liabilities .........................................................         247,361
            Realized and unrealized gain -- net ...................................................     (28,053.409)
            Amortization of premium and discount ..................................................      (4,227,595)
            Paid-in-kind income ...................................................................        (985,823)
        Proceeds from sales and paydowns of long-term securities ..................................     640,405,126
        Purchases of long-term securities .........................................................    (672,637,568)
        Net purchases of short-term investments ...................................................      (1,913,243)
                                                                                                     --------------
        Cash provided by operating activities .....................................................      34,375,686
                                                                                                     --------------
===================================================================================================================
Cash Used for Financing Activities
-------------------------------------------------------------------------------------------------------------------
        Cash receipts from borrowings .............................................................     353,200,000
        Cash payments from borrowings .............................................................    (314,500,000)
        Dividends paid to shareholders ............................................................     (65,758,882)
        Decrease in bank overdraft ................................................................      (7,047,466)
                                                                                                     --------------
        Cash used for financing activities ........................................................     (34,106,348)
                                                                                                     --------------
===================================================================================================================
Cash
-------------------------------------------------------------------------------------------------------------------
        Net increase in cash ......................................................................         269,338
        Cash at beginning of year .................................................................               0
                                                                                                     --------------
        Cash at end of year .......................................................................  $      269,338
                                                                                                     ==============
===================================================================================================================
Cash Flow Information
-------------------------------------------------------------------------------------------------------------------
        Cash paid for interest ....................................................................  $   15,516,700
                                                                                                     ==============
===================================================================================================================
Non-Cash Financing Activities
-------------------------------------------------------------------------------------------------------------------
        Value of capital shares issued on reinvestment of dividends to shareholders ...............  $    3,970,320
                                                                                                     ==============

      See Notes to Financial Statements.


18         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

Financial Highlights

                                                                                     For the Year Ended        For the     For the
                                                                                        February 28,         Year Ended  Year Ended
The following per share data and ratios have been derived                      ------------------------------  Feb. 29,   Feb. 28,
from information provided in the financial statements.                           2007       2006       2005      2004       2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year ..................................... $   6.69   $   7.06   $   6.71   $   5.35   $   6.03
                                                                               ----------------------------------------------------
      Investment income -- net** .............................................      .68        .63        .67        .75        .79
      Realized and unrealized gain (loss) -- net .............................      .28       (.35)       .34       1.40       (.68)
                                                                               ----------------------------------------------------
      Total from investment operations .......................................      .96        .28       1.01       2.15        .11
                                                                               ----------------------------------------------------
      Less dividends from investment income -- net ...........................     (.64)      (.65)      (.66)      (.79)      (.79)
                                                                               ----------------------------------------------------
      Recovery of previously expensed offering costs (capital write-off)
        resulting from the issuance of Common Stock ..........................       --         --         --         --+        --
                                                                               ----------------------------------------------------
      Net asset value, end of year ........................................... $   7.01   $   6.69   $   7.06   $   6.71   $   5.35
                                                                               ====================================================
      Market price per share, end of year .................................... $   7.28   $   6.77   $   6.71   $   6.69   $   5.99
                                                                               ====================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value ...............................................    15.35%      4.57%     15.95%     41.84%      2.04%
                                                                               ====================================================
      Based on market price per ..............................................    18.37%     11.34%     10.53%     26.31%      4.85%
                                                                               ====================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Expenses, excluding interest expense ...................................      .99%      1.02%      1.02%      1.00%      1.07%
                                                                               ====================================================
      Expenses ...............................................................     3.16%      2.63%      1.83%      1.53%      1.91%
                                                                               ====================================================
      Investment income -- net ...............................................     9.97%      9.55%      9.84%     12.22%     14.32%
                                                                               ====================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
      Amount of borrowings, end of year (in thousands) ....................... $298,600   $259,900   $298,400   $269,075   $245,900
                                                                               ====================================================
      Average amount of borrowings outstanding during the year
        (in thousands) ....................................................... $283,906   $294,371   $304,549   $239,315   $238,863
                                                                               ====================================================
      Average amount of borrowings outstanding per share during
        the year** ........................................................... $   2.68   $   2.79   $   2.89   $   2.29   $   2.31
                                                                               ====================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (in thousands) ................................. $745,944   $708,411   $745,256   $706,261   $557,068
                                                                               ====================================================
      Portfolio turnover .....................................................    64.91%     45.67%     60.11%     70.43%     64.54%
                                                                               ====================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       19

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Debt Strategies Fund, Inc. was renamed BlackRock Debt Strategies Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Previously floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for floating rate loans, BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., will value the floating rate loans at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") market and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events


20         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007
affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to reg-


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       21
ulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(g) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(h) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $27,376,921 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, and $27,448 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to expiration of capital loss carryforwards, amortization methods on fixed income securities, securities in default, and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.


22         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended February 28, 2007, the Fund reimbursed FAM and the Manager $9,090 and $5,700, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, MLIM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended February 28, 2007 were $696,506,938 and $646,993,553, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended February 28, 2007 and February 28, 2006 increased by 579,550 and 252,856, respectively, as a result of dividend reinvestment.

5. Unfunded Loan Commitments:

As of February 28, 2007, the Fund had unfunded loan commitments of approximately $5,988,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
                                                                       Value of
                                                         Unfunded     Underlying
Borrower                                                Commitment       Loan
--------------------------------------------------------------------------------
Calpine Corp. ....................................         $2,000       $1,995
MEG Energy Corp. .................................         $1,250       $1,242
Renfro Corp. .....................................             88       $   88
Time Warner ......................................            150       $  151
Venetian Macau U.S. Finance Co. LLC ..............         $2,500       $2,526
--------------------------------------------------------------------------------


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       23

Notes to Financial Statements (concluded)

6. Short-Term Borrowings:

On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $370,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.48% and the average borrowing was approximately $283,906,000 for the year ended February 28, 2007.

7. Distribution to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.053000 per share on March 30, 2007 to shareholders of record on March 15, 2007. The tax character of distributions paid during the fiscal years ended February 28, 2007 and February 28, 2006 was as follows:


--------------------------------------------------------------------------------
                                                    2/28/2007         2/28/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................ $68,729,202       $68,179,612
                                                   -----------------------------
Total taxable distributions ...................... $68,729,202       $68,179,612
                                                   =============================

As of February 28, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ....................       $   8,019,647
Undistributed long-term capital gains -- net ............                  --
                                                                -------------
Total undistributed earnings -- net .....................           8,019,647
Capital loss carryforward ...............................        (310,688,248)*
Unrealized gains -- net .................................           7,970,918**
                                                                -------------
Total accumulated losses -- net .........................       $(294,697,683)
                                                                =============

* On February 28, 2007, the Fund had a net capital loss carryforward of $310,688,248, of which $51,234,056 expires in 2008, $21,442,332 expires in
      2009, $90,564,493 expires in 2010, $85,285,305 expires in 2011,
      $17,223,475 expires in 2012, $21,126,025 expires in 2013, $20,233,987 expires in 2014 and $3,578,575 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


24         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Debt Strategies Fund,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Debt Strategies Fund, Inc. (formerly Debt Strategies Fund, Inc.) as of February 28, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Debt Strategies Fund, Inc. as of February 28, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
April 24, 2007

Fund Certification (Unaudited)

In September 2006, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Debt Strategies Fund, Inc. for the fiscal year ended February 28, 2007:

Interest-Related Dividends for Non-U.S. Residents
------------------------------------------------------------------------------
Month Paid:       March 2006 ..........................................  86.63%*
                  April 2006 ..........................................  85.87%*
                  May 2006 - January 2007 .............................  85.85%*
                  February 2007 .......................................  73.18%*
------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       25

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York
(the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


26         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

Officers and Directors

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held         Time                                                         Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,      122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,       168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates, act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1997 to  Professor Emeritus of Finance, School of Business,  47 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000   49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 66                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1997 to  Professor, Harvard Business School since 1989;      47 Funds        Newell
Montgomery+ Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School   49 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from 1985                    Inc.
            Age: 54                              to 1989; Associate Professor, Graduate School of                    (manufacturing)
                                                 Business Administration, University of Michigan
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director, McLean
                                                 Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of     47 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)    49 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary
            Age: 61                              of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/ broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute, from 1995 to      47 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer, United States        49 Portfolios
            08543-9095                           Foreign Service, from 1961 to 1995 and Career
            Age: 71                              Minister from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991 to
                                                 1994; U.S. Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       27

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held         Time                                                         Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1997 to  Professor of Finance from 1984 to 1995, Dean from   47 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of New    49 Portfolios   Co., Inc.,
            08543-9095                           York University's Leonard N. Stern School of                        (financial
            Age: 69                              Business Administration.                                            printers);
                                                                                                                     Vornado
                                                                                                                     Realty Trust,
                                                                                                                     (real estate
                                                                                                                     company);
                                                                                                                     Alexander's,
                                                                                                                     Inc. (real
                                                                                                                     estate company)
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.
            +     Chair of the Nominating Committee.

====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kevin J.    P.O. Box 9011  Vice         2001 to  Managing Director of BlackRock, Inc. since 2006; Managing Director (Global Fixed
Booth       Princeton, NJ  President    present  Income) of MLIM in 2006; Director of MLIM from 1998 to 2005; Vice President of MLIM
            Age: 52                              from 1991 to 1998.
            08543-9011
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. ("FAMD") and
            Age: 46                              Princeton Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------


28         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

Officers and Directors (concluded)

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DSU

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Debt Strategies Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007       29

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


30         BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 28, 2007

BlackRock Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Debt Strategies Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                      #DEBT-2/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending February 28, 2007 - $45,500
                                  Fiscal Year Ending February 28, 2006 - $45,500

         (b) Audit-Related Fees - Fiscal Year Ending February 28, 2007 - $8,000
                                  Fiscal Year Ending February 28, 2006 - $8,000
         The nature of the services include agreed upon procedures related to the credit facility.

         (c) Tax Fees -           Fiscal Year Ending February 28, 2007 - $6,100
                                  Fiscal Year Ending February 28, 2006 - $6,000
         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending February 28, 2007 - $0
                                  Fiscal Year Ending February 28, 2006 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending February 28, 2007 - $3,034,617
             Fiscal Year Ending February 28, 2006 - $4,944,454

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a

         "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

         In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Manager has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

         o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended February 28 is available without charge (1) at www.blackrock.com and
         (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

         (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund as of October 2, 2006. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

         Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

         Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

         (a)(2) As of February 28, 2007:

                                                                                           (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                  Assets for Which Advisory Fee is
                                           and Assets by Account Type                               Performance-Based
                                   Other                                                Other
                                Registered         Other Pooled                       Registered        Other Pooled
         (i) Name of            Investment          Investment          Other         Investment         Investment           Other
         Portfolio Manager      Companies            Vehicles         Accounts        Companies           Vehicles          Accounts
                            --------------------                                   -----------------
         Kevin J. Booth                      9                2               1             0                        2           0
                              $  4,811,800,801      529,770,486    $ 56,698,833       $     0         $    529,770,486      $    0
         Mark J. Williams                    8               18               1             0                       10           0
                              $  4,059,669,609    6,003,278,704    $158,013,679       $     0         $  3,985,661,008      $    0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of February 28, 2007:

               Compensation Program

               BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

               Base Compensation

               Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

               Discretionary Compensation

               In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

               Long-Term Retention and Incentive Plan (LTIP)

               The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

               Deferred Compensation Program

               A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

               Options and Restricted Stock Awards

               While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

               Incentive Savings Plans

               BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

               Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

               The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

         (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, Mr. Booth beneficially owns stock issued by the Fund in the range of $50,001 - $100,000. As of February 28, 2007, Mr. Williams does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Debt Strategies Fund, Inc.

Date: April 23, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Debt Strategies Fund, Inc.

Date: April 23, 2007


By: /s/ Donald C. Burke
    ------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Debt Strategies Fund, Inc.

Date: April 23, 2007